John Hancock Investment Trust (the Trust)

Supplement dated December 9, 2016 to the current summary prospectus

John Hancock Regional Bank Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the summary prospectus.

At a meeting held on December 6–8, 2016, the Trust’s Board of Trustees approved eliminating “lending companies” from the fund’s 80% test. Pursuant to this revision, effective March 1, 2017, the fund will invest primarily in equity securities of regional banks. No other changes have been made to the fund’s 80% test.

Accordingly, as of the effective date, the first and third paragraphs of the “Principal Investment Strategies” section of the summary prospectus are hereby amended and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of regional banks. Such regional banks may be of any size and may include, but are not limited to, commercial banks, industrial banks, savings and loan associations, and financial and bank holding companies. Typically, these companies provide full-service banking and have primarily domestic assets. Equity securities include, but are not limited to, common and preferred stocks and their equivalents, such as publicly-traded limited partnerships, depositary receipts, rights, and warrants.

The fund may also invest in other U.S. and foreign financial services companies, such as money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in below-investment-grade bonds (i.e., junk bonds) rated as low as CCC by Standard & Poor's Ratings Services or Caa by Moody's Investors Service, Inc. and their unrated equivalents. The fund's investment policies are based on credit ratings at the time of purchase.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.